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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) July 23, 2003
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                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                    1-10702                34-1531521
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(State or Other Jurisdiction        (Commission            (IRS Employer
      of Incorporation)            File Number)          Identification No.)



500 Post Road East, Suite 320, Westport, Connecticut                 06880
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   (Address of Principal Executive Offices)                       (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 9.  Regulation FD Disclosure
         (information being furnished under Item 12. Results of Operations and Financial Condition)

     In accordance with the instructions of the Securities and Exchange Commission, the following information, which is intended to be furnished pursuant to this Form 8-K under Item 12, "Results of Operations and Financial Condition," is being furnished under Item 9, "Regulation FD Disclosure."

     On July 23, 2003, Terex Corporation (the "Company") issued a press release releasing and reviewing the Company's financial results for its fiscal quarter ended June 30, 2003. A copy of this press release, including unaudited consolidated financial statements for the period ended June 30, 2003, is included as Exhibit 99.1 to this Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits

          99.1 Press release of Terex Corporation issued on July 23, 2003.


                                   SIGNATURES
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 23, 2003


                                                     TEREX CORPORATION


                                                     By:  /s/ Eric I Cohen
                                                          Eric I Cohen
                                                          Senior Vice President










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